UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 10, 2006

Dendreon Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3005 First Avenue
Seattle, Washington	98121
(Address of Principal Executive Office)	(Zip Code)
(206) 256-4545
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01 Other Events.
On November 10, 2006, Dendreon Corporation (the “Company”) issued a press release announcing the presentation of data from an exploratory analysis of Phase 3 Studies (D9901 and D9902A) that showed a prolonged survival benefit for patients initially treated with Provenge® (sipuleucel-T) who then went on to receive docetaxel chemotherapy after disease progression. A copy of that press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
On November 13, 2006, the Company issued a press release announcing that the Company has submitted the final portion of the Biologics License Application for Provenge with the U.S. Food and Drug Administration, completing its rolling submission that began in August 2006. A copy of that press release is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits

99.1	Dendreon Corporation press release, dated November 10, 2006.
99.2	Dendreon Corporation press release, dated November 13, 2006.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

	By:	/s/ Richard F. Hamm, Jr.

Richard F. Hamm, Jr.
Senior Vice President, Corporate Development,
General Counsel and Secretary

Date: November 13, 2006
EXHIBIT INDEX

Number	Description
99.1	Dendreon Corporation press release, dated November 10, 2006.
99.2	Dendreon Corporation press release, dated November 13, 2006.